UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

AFFINITY BANCHSARES, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39914	86-1339773
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3175 Highway 278, Covington, Georgia	30014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 786-7088

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2022, the stockholders of Affinity Bancshares, Inc. (the “Company”) approved the Affinity Bancshares, Inc. 2022 Equity Incentive Plan (the “Equity Plan”).  A description of the material terms of the Equity Plan is contained in the Company’s definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission (the “SEC”) on April 18, 2022. A copy of the Equity Plan is being filed as Exhibit 10.1 to this Current Report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2022, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accounting firm and the approval of the Equity Plan.  A breakdown of the votes cast is set forth below.

1.	The election of Directors, each for a three-year term.

	For	Withheld	Broker non-votes
Marshall L. Ginn	3,293,351	511,479	1,317,547
Mark J. Ross	3,627,568	177,262	1,317,547

2.	The ratification of the appointment of Wipfli LLP as independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain	Broker non-votes
4,985,448	91,231	45,698	0

3. The approval the Affinity Bancshares, Inc. 2022 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes
3,530,562	236,948	37,320	1,317,547

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

10.1
Affinity Bancshares, Inc. 2022 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Stockholders filed with the SEC on April 18, 2022 (File No. 001-39914))

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFINITY BANCSHARES, INC.

DATE: May 24, 2022	By:	/s/ Tessa M. Nolan
Tessa M. Nolan
Senior Vice President and Chief Financial Officer